SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 5, 2017
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On April 7, 2017, Netflix, Inc. (“Netflix”) announced that Neil Hunt will resign as Netflix’s Chief Product Officer effective July 2017. He will be succeeded by Greg Peters, the Company’s current International Development Officer. Netflix also announced on April 7, that Tawni Cranz, Chief Talent Officer, is leaving the Company and will pursue other interests. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.    Description of Exhibit
99.1        Press release issued by Netflix, Inc. on April 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.
Date: April 7, 2017
/s/ David Hyman
David Hyman
General Counsel